UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2006

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)
                                 (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 25, 2006, Peter Amico, our President and Chairman of the Board of Directors, passed away. On August 28, 2006, our Board of Directors appointed Nicholas Fenelli, our Chief Operating Officer, as Interim Chief Executive Officer. There are no understandings or arrangements between Mr. Fenelli and any other person pursuant to which Mr. Fenelli was selected as an executive officer. Furthermore, since December 31, 2005 Mr. Fenelli has not entered into a transaction, nor is there any proposed transaction, between Mr. Fenelli and us. Mr. Fenelli does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

We issued a press release on August 28, 2006 announcing the passing of Mr. Amico and the appointment of Mr. Fenelli as our Interim Chief Executive Officer as described above which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit Number            Description
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99.1                Press Release of Airtrax, Inc. dated as of August 28, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Airtrax, Inc.


Date: August 28, 2006             /s/ Nicholas Fenelli
                                  --------------------
                                  Nicholas Fenelli
                                  Interim Chief Executive Officer